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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D. C.


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported):     January 10, 1994

                                                       -----------------------


                            MORRISON KNUDSEN CORPORATION

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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)



              I-8889                                       82-0393735
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(Commission File Number)                (I.R.S. Employer Identification No.)


       Morrison Knudsen Plaza, Boise, Idaho                    83729
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     (Address of Principal Executive Offices)                (Zip Code)


                               (208) 386-5000
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              (Registrant's Telephone Number, Including Area Code)

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ITEM 5.  OTHER MATERIAL IMPORTANT EVENTS.

     On January 10, 1994, the Company announced the acquisition of Clark Industries, Inc. in a press release which is attached hereto as Exhibit 1.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MORRISON KNUDSEN CORPORATION
                                        ----------------------------
                                        (Registrant)

                                        /s/  Stephen G. Hanks
January 14, 1994                   By:
                                        ---------------------------------
                                        Stephen G. Hanks
                                        Senior Vice President, Secretary and
                                        General Counsel